 June 7, 2010
NEUBERGER BERMAN REGENCY FUND

SUMMARY PROSPECTUS
Class A Shares (NBRAX), Class C Shares (NBRCX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at https://www.nb.com/MutualFundLiterature.aspx?id=1230&aclass=equity&sclass. You can also get this information at no cost by calling 800-366-6264 or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus dated June 7, 2010 (and as it may be amended or supplemented), and SAI dated December 14, 2009, as amended June 7, 2010 (and as it may be further amended or supplemented), are incorporated herein by reference.

GOAL
The Fund seeks growth of capital.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” in the Fund’s SAI.

	Class A	Class C
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None
Maximum contingent deferred sales charge (as a % of original purchase price)1	None	1.00
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.81	0.81
Distribution (12b-1) fees	0.25	1.00
Other expenses2	0.18	0.18
Acquired fund fees and expenses	0.01	0.01
Total annual operating expenses	1.25	2.00
Fee waiver and/or expense reimbursement	0.03	0.03
Total annual operating expenses after fee waiver and/or expense reimbursement3	1.22	1.97

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$692	$940	$1,213	$1,992
Class C (assuming redemption)	$300	$618	$1,069	$2,320
Class C (assuming no redemption)	$200	$618	$1,069	$2,320

1If all shares of the Fund are being sold, the contingent deferred sales charge (CDSC) is based on the original purchase price or the current market value of the shares being sold, whichever is less. For Class A shares, a CDSC of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2“Other expenses” are based on estimated amounts for the current fiscal year; actual expenses may vary.

3Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse certain expenses of Class A and Class C so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of each class are limited to 1.21% and 1.96% of average net assets, respectively. Each of these undertakings lasts until 8/31/2013. The Fund has agreed that each of Class A and Class C will repay NBM for fees and expenses forgone or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.21% and 1.96% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

NEUBERGER BERMAN REGENCY FUND	June 7, 2010

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
To pursue its goal, the Fund invests mainly in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Manager looks for undervalued companies with high-quality business. Factors in identifying these firms may include:

●	historical low valuation

●	above-average returns on invested capital

●	solid balance sheets.

This approach is designed to let the Fund benefit from potential increases in stock prices while limiting the risks typically associated with stocks. At times, the Portfolio Manager may emphasize certain sectors that he believes will benefit from market or economic trends.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company’s business fails to perform as expected, or when other opportunities appear more attractive.

While the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS
The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.

Mid-Cap Stock Risk. Mid-cap stocks may fluctuate more widely in price than the market as a whole and may underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when mid-cap stocks are out of favor.

Sector Risk. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. Individual sectors tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund’s performance may also suffer if a sector does not perform as expected.

Foreign Risk. The Fund may invest in international stock markets. The behavior of these markets is unpredictable. World markets may all react in similar fashion to important economic or political developments. Foreign securities can be riskier than comparable U.S. securities. This is in part because some foreign markets are less developed and foreign governments, economies, laws, tax codes, and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. Additional risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, social, political or economic instability, nationalization or expropriation of assets, and

NEUBERGER BERMAN REGENCY FUND	June 7, 2010

differing auditing and legal standards. As a result, foreign securities can fluctuate more widely in price than comparable U.S. securities and they may also be less liquid.

Currency Risk. Currency fluctuations could erase investment gains or add to investment losses.

Value Investing Risk. With a value approach, there is the risk that stocks may remain undervalued during a given period, because value stocks, as a category, may lose favor with investors, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Issuer Risk. The Fund’s performance may also suffer if certain stocks it emphasizes do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Portfolio Turnover. Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Recent Market Conditions. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses”.

NEUBERGER BERMAN REGENCY FUND	June 7, 2010

PERFORMANCE
The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
31.24	-2.34	-11.69	35.88	22.34	12.42	11.55	5.09	-47.19	48.02

Best quarter: Q3 '09, 25.73%
Worst quarter: Q4 '08, -28.29%
Year-to-date performance as of 3/31/2010: 9.90%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/09*

	1 Year	5 Years	10 Years
Regency Fund
Class A Return Before Taxes	39.51	-0.59	6.21
Class A Return After Taxes on Distributions	39.34	-1.42	5.08
Class A Return After Taxes on Distributions and Sale of Fund Shares	25.84	-0.51	5.06
Class C Return Before Taxes	47.02	0.60	6.84
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	34.21	1.98	7.58
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	40.48	2.43	4.98

After-tax returns are shown for Class A shares only and after-tax returns for Class C shares may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*
For each class, the above performance is that of the Fund’s Investor Class. Because Investor Class has lower expenses than Class A and Class C, its performance typically would have been better than that of Class A and Class C. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS
Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

NEUBERGER BERMAN REGENCY FUND	June 7, 2010

PORTFOLIO MANAGER
The Fund is managed by S. Basu Mullick (Managing Director of NBM and NB LLC). He has managed the Fund since 2005. He previously co-managed the Fund from its inception in 1999 to 2000.

BUYING AND SELLING SHARES
Shares of the Fund generally are available only through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers. If you use an investment provider, you must contact that provider to buy or sell shares of the Fund.

For certain investors, shares of the Fund are also available directly from NBM. See “Maintaining Your Account” and “Grandfathered Investors” in the prospectus. Such investors may buy or sell shares directly in various ways:

By mail	If regular, first-class mail, send to:	If express delivery, registered mail, or certified mail, send to:
	Neuberger Berman Funds Boston Service Center P.O. Box 8403	Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan Road Canton, MA 02021
By wire, by fax, by telephone, by exchange, or by systematic investment or withdrawal	Call 800-877-9700 for instructions

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The price you pay for each Class A share is its offering price, which is its net asset value per share plus any applicable sales charge. The price you pay for each Class C share is its net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted.

Unless a CDSC is applied, the Fund pays you the full share price when you sell shares. When you sell shares, you will receive the next share price to be calculated after your order has been accepted, minus any applicable CDSC.

The Fund is open for business every day the New York Stock Exchange is open.

TAX INFORMATION
Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes actual or deemed distributions of ordinary income or net capital gains. Eventual withdrawals from certain retirement plans and accounts generally are subject to tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2010 Neuberger Berman Management LLC. All rights reserved.

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NEUBERGER BERMAN REGENCY FUND	June 7, 2010

SEC File Number: 811-00582
K0147 06/10 53046